EXHIBIT 99.1

                             JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of this Statement on Schedule 13G (including any amendments thereto) and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned have executed this Joint Filing Agreement this 11th day of August, 2008.




                                             QUAKER CAPITAL MANAGEMENT
                                             CORPORATION

                                             /s/ Mark G. Schoeppner
                                             -------------------------------
                                             Name: Mark G. Schoeppner, President


                                             QUAKER CAPITAL PARTNERS I, L.P.

                                             By: Quaker Premier, L.P., its
                                                 general  partner

                                                 By:  Quaker Capital Management
                                                      Corporation, its general
                                                      partner


                                                 By:  /s/ Mark G. Schoeppner
                                                      --------------------------
                                                      Mark G. Schoeppner
                                                      President

                                             QUAKER PREMIER, L.P.

                                             By: Quaker Capital Management
                                                 Corporation, its general
                                                 partner


                                                 By:  /s/ Mark G. Schoeppner
                                                      --------------------------
                                                      Mark G. Schoeppner
                                                      President





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                                             QUAKER CAPITAL PARTNERS II, L.P.

                                             By: Quaker Premier II, L.P., its
                                                 general  partner

                                                 By:  Quaker Capital Management
                                                      Corporation, its general
                                                      partner


                                                 By:  /s/ Mark G. Schoeppner
                                                      --------------------------
                                                      Mark G. Schoeppner
                                                      President

                                             QUAKER PREMIER II, L.P.

                                             By: Quaker Capital Management
                                                 Corporation, its general
                                                 partner


                                                  By: /s/ Mark G. Schoeppner
                                                      --------------------------
                                                      Mark G. Schoeppner
                                                      President


                                             /s/ Mark G. Schoeppner
                                             -----------------------------------
                                             Mark G. Schoeppner